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Exhibit 99(a)

        CONSENT AND LETTER OF TRANSMITTAL
To Accompany Certificates of
OFFER TO EXCHANGE
14,148,518 Shares of Broadwing Common Stock
for all the outstanding shares of
Broadwing Communications Inc. Exchangeable Preferred Stock
and
CONSENT SOLICITATION

  THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON                    , 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). IN ORDER FOR HOLDERS OF THE BCI PREFERRED STOCK TO PARTICIPATE IN THE EXCHANGE OFFER AND CONSENT SOLICITATION, SUCH HOLDERS MUST TENDER THEIR SECURITIES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS TO THE RELATED CERTIFICATE OF DESIGNATION ON OR PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE. TENDERED SHARES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Exchange Agent for the exchange offer and consent solicitation is:

The Bank of New York
Reorganization Department, 7e
Attention: Diane Amoroso
101 Barclay Street
New York, New York 10286

Telephone: (212) 815-3738
Facsimile: (212) 298-1915

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        Questions and requests for assistance or for additional copies of the prospectus and solicitation statement or this consent and letter of transmittal may be directed to the dealer manager and solicitation agent at the address or telephone number indicated on the back cover.

        The undersigned acknowledges that it has received this consent and letter of transmittal and the prospectus and solicitation statement dated            , 2003 of Broadwing Inc., an Ohio corporation ("Broadwing"), relating to its offer to exchange 35.8 shares of common stock of Broadwing (the "Broadwing Common Stock") for each outstanding share of BCI Preferred Stock that is validly tendered and not properly withdrawn on or prior to the expiration date, upon terms and subject to the conditions specified in the prospectus and solicitation statement and this consent and letter of transmittal. Concurrently with the exchange offer, we are also soliciting consents from holders of BCI Preferred Stock to amend the certificate of designation under which the shares were issued to eliminate all voting rights and restrictive covenants. This consent and letter of transmittal and the prospectus and solicitation statement together constitute our offer to exchange 35.8 shares of Broadwing Common Stock for each outstanding share of BCI Preferred Stock, as the same may be amended or supplemented from time to time.

        If you tender your BCI Preferred Stock in the exchange offer, you must deliver a corresponding consent to the proposed amendments to the certificate of designation governing the BCI Preferred Stock. Your completion, execution and delivery of this consent and letter of transmittal will be deemed to constitute your consent to the approval of the Amended Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 12 1/2% Junior Exchangeable Preferred Stock Due 2009 and 12 1/2% Series B Junior Exchangeable Preferred Stock Due 2009 and Qualifications, Limitations and Restrictions Thereof in the form attached as Annex A to the prospectus and solicitation statement (the "Amended Certificate of Designation") with respect to the BCI Preferred Stock tendered hereby, unless properly revoked in the manner and during the periods described herein.

        This consent and letter of transmittal is to be completed by a holder either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for BCI Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer, Consent Solicitation and Merger—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement. Holders of BCI Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their shares of BCI Preferred Stock into the exchange agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this consent and letter of transmittal to the exchange agent on or prior to the expiration date, must tender their shares of BCI Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer, Consent Solicitation and Merger—Guaranteed Delivery" section of the prospectus and solicitation statement. See Instruction 1 hereto. Holders of shares of BCI Preferred Stock tendered via the guaranteed delivery procedure will still be required to properly complete and execute the consent and letter of transmittal.

        Holders who desire to tender their shares of BCI Preferred Stock in the exchange offer are required to consent to the approval of the Amended Certificate of Designation. The completion, execution and delivery of this consent and letter of transmittal constitutes a consent to the approval of the Amended Certificate of Designation. Holders may not deliver consents without tendering shares of BCI Preferred Stock.

        List below the shares of BCI Preferred Stock to which this consent and letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and number of shares tendered should be listed on a separate schedule affixed hereto.

DESCRIPTION OF CERTIFICATES

Name(s) and Address(ed) of Registered Holder(s)

Certificate Number(s) (1)	Number of Shares Represented by Certificates	Number of Shares Represented by Certificates(s) Tendered (2)

Total

(1)
Need not be completed by book-entry holders (see below).

(2)
Unless otherwise indicated in this column, you will be deemed to have tendered all of the BCI Preferred Stock represented by the certificate(s) indicated in the first column. See Instruction 2 below. A tendering holder is required to consent to the proposed amendments to the certificate of designation governing the BCI Preferred Stock.

☐
CHECK HERE IF CERTIFICATES REPRESENTING TENDERED SHARES OF BCI PREFERRED STOCK ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED SHARES OF BCI PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

/
/    CHECK HERE IF TENDERED SHARES OF BCI PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice and Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:

Transaction Code Number:

Number of shares of BCI Preferred Stock Tendered:

NOTE: SIGNATURE MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer and consent solicitation, the undersigned hereby (1) tenders to Broadwing ("we" or "us") the number of shares of BCI Preferred Stock indicated in the tables above and (2) consents to the approval of the Amended Certificate of Designation. Subject to, and effective upon, the acceptance for exchange of the shares of BCI Preferred Stock tendered hereby, the undersigned hereby tenders to us or upon our order, all right, title and interest in and to such shares of BCI Preferred Stock as are being tendered pursuant to this consent and letter of transmittal and unconditionally waives and releases, and forever discharges and acquits, to the extent permitted by law, Broadwing, BCI, their affiliates, and any of their respective directors, officers, executives, employees, attorneys, advisors or representatives (the "released persons"), from all, and all manner of, actions, suits, debts, claims, duties, payment and performance of all obligations, liabilities and indebtedness of every kind, direct or indirect, determined and undetermined, at law or in equity, whether or not asserted or raised and existing or alleged to exist or to have existed, at any time, which such holder of BCI Preferred Stock ever had or has or may have at this time against any released person, arising out of, relating to, or incurred in connection with, the BCI Preferred Stock, the certificate of designation governing the BCI Preferred Stock, the exchange offer and consent solicitation, or any transaction entered into hereunder or thereunder or any action taken or omitted to be taken by the released persons hereunder or thereunder. The waiver and release are part of the consideration for exchange of the BCI Preferred Stock. The waiver may not be effective to waive liabilities under the federal securities laws.

        The undersigned hereby irrevocably constitutes and appoints the exchange agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered shares of BCI Preferred Stock, with full power of substitution, among other things, to cause such shares of BCI Preferred Stock to be assigned, transferred and exchanged. Such appointment is effective when and only to the extent that we accept for exchange the shares of BCI Preferred Stock that you have tendered with the exchange agent.

        The undersigned agrees and acknowledges that, by the execution and delivery of this consent and letter of transmittal, the undersigned grants written consent to the approval of the Amended Certificate of Designation with respect to the BCI Preferred Stock tendered hereby, as permitted by the certificate of designation, and hereby also consents to the execution of an amended certificate of designation implementing the proposed amendments to the certificate of designation. These amendments will eliminte all voting rights and restrictive covenants in the certificate of designation. The form of the amended certificate of designation is attached as an exhibit to the prospectus and solicitation statement. The undersigned understands that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked in accordance with the procedures set forth in the prospectus and solicitation statement and this consent and letter of transmittal. The undersigned understands that after the expiration date, no consents may be revoked. The record date for the consent solicitation is    , 2003.

        The undersigned understands that prior to the expiration date, tenders of shares of BCI Preferred Stock may be withdrawn and, prior to the expiration date, consents may be revoked, by written notice of withdrawal received by the exchange agent at any time prior to such date. A valid withdrawal of tendered shares of BCI Preferred Stock prior to the expiration date will constitute the concurrent valid revocation of such holder's related consent to the proposed amendments to the certificate of designation. In order for a holder to revoke a consent, such holder must withdraw the related shares of BCI Preferred Stock. In the event of a termination of the exchange offer, any consent will automatically be deemed revoked and the certificates representing the shares of BCI Preferred Stock tendered pursuant to the exchange offer will be returned to the tendering holders promptly or, in the case of shares of BCI Preferred Stock tendered by book-entry transfer, such shares of BCI Preferred Stock will be credited to the account maintained at the DTC from which such shares of BCI Preferred Stock were delivered.

        The undersigned understands that we shall not be required to accept any tender of BCI Preferred Stock and we may terminate or amend the exchange offer and consent solicitation if at any time prior to the consummation of the exchange offer and consent solicitation we determine, in our good faith judgment, that we have not, prior to or concurrently with the consummation of the exchange offer and consent solicitation, fulfilled, or, if permissible, waived, the conditions specified in the prospectus and solicitation statement.

        The undersigned understands that tenders of shares of BCI Preferred Stock pursuant to any of the procedures described in the prospectus and solicitation statement and in the instructions in this consent and letter of transmittal and acceptance of such shares of BCI Preferred Stock by us will constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the exchange offer and consent solicitation. For purposes of the exchange offer and consent solicitation, the undersigned understands that validly tendered shares of BCI Preferred Stock or defectively tendered shares of BCI Preferred Stock with respect to which we have, or have caused to be, waived such defect will be deemed to have been accepted by us if, as and when we give oral or written notice of such acceptance to the exchange agent.

        The undersigned understands that the delivery and surrender of any shares of BCI Preferred Stock is not effective, and the risk of loss of the shares of BCI Preferred Stock does not pass to the exchange agent, until receipt by the exchange agent of this consent and letter of transmittal or a copy thereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to us or receipt of an agent's message. All questions as to the form of all documents and the validity, including time of receipt and acceptance of tenders and withdrawals of shares of BCI Preferred Stock and deliveries of related consents, will be determined by us, in our sole discretion, which determination shall be final and binding.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of BCI Preferred Stock, and that, when the shares of BCI Preferred Stock are accepted for exchange, we will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by us.

        The undersigned will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the tender of the shares of BCI Preferred Stock tendered pursuant to this consent and letter of transmittal. All authority conferred or agreed to be conferred in this consent and letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn in accordance with the procedures set forth in "The Exchange Offer, Consent Solicitation and Merger—Withdrawal of Tenders and Revocation of Consents" section in the prospectus and solicitation statement.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Broadwing Common Stock and, if applicable, substitute certificates representing shares of BCI Preferred Stock for any BCI Preferred Stock not exchanged and a check in New York clearing house funds for the cash payment to which the undersigned is entitled in the name of the undersigned or, in the case of book-entry delivery of shares of BCI Preferred Stock, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Broadwing Common Stock, and if applicable, substitute certificates representing shares of BCI Preferred Stock for any BCI Preferred Stock not exchanged and a check in New York clearing house funds for the cash payment to which the undersigned is entitled to the undersigned at the address shown above in the table entitled "Description of Certificates."

        THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF
CERTIFICATES" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL,
WILL BE DEEMED TO HAVE TENDERED THE SHARES OF BCI PREFERRED STOCK AS SET
FORTH IN SUCH TABLE ABOVE.

        PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS)

        By completing, executing and delivering this consent and letter of transmittal, the undersigned hereby (1) consents to the approval of the Amended Certificate of Designation (as defined herein), and (2) tenders the shares of BCI Preferred Stock listed above in the table entitled "Description of Certificates" under the column heading "Number of Shares Represented by Certificate(s) Tendered" or, if nothing is indicated in such column, with respect to all shares represented by the BCI Preferred Stock certificates described in such table.

X		, 2003
X		, 2003
Signature(s) of Stockholder(s)
Area Code and Telephone Number:

        If the holder is tendering shares of BCI Preferred Stock, this consent and letter of transmittal must be signed by the registered holder(s) as their name(s) appear(s) on the certificate(s) for the shares of BCI Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Type or Print)
Capacity:
Address:

Tax Identification No:

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by:
An Eligible Institution:	(Authorized Signature)
(Title)
(Name and Form)
Dated:	, 2003

(Please Complete Accompanying Substitute Form W-9 Herein. See Instruction 5.)

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 3, 4 and 6)

        To be completed ONLY if certificates for shares of BCI Preferred Stock not exchanged or accepted for exchange and/or Broadwing Common Stock issued pursuant to the exchange offer and consent solicitation are to be issued in the name of, or checks constituting payments in lieu of fractional shares of Broadwing Common Stock pursuant to the exchange offer and consent solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) on this consent and letter of transmittal above, or issued to an address different from that shown in the table entitled "Description of Certificates" if shares of BCI Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue: (please check one or more)
    BCI Preferred Stock
    Broadwing Common Stock
    Cash/Check
in the name of:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:

(Include Zip Code)
Taxpayer Identification or Social Security Number (Complete Substitute Form W-9)
Credit unexchanged BCI Preferred Stock delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 4 and 6)

        To be completed ONLY if certificates for BCI Preferred Stock not exchanged or accepted for exchange and/or Broadwing Common Stock issued pursuant to the exchange offer and consent solicitation or checks constituting payments in lieu of fractional shares of Broadwing Common Stock pursuant to the exchange offer and consent solicitation are to be sent to someone other than the person or persons whose signature(s) appear(s) on this consent and letter of transmittal above or to such person or persons at an address other than that shown in the table entitled "Description of Certificates" on this consent and letter of transmittal above.

Mail: (please check one or more)
    BCI Preferred Stock
    Broadwing Common Stock
    Cash/Check
to:

Name(s):	(Please Type or Print)
(Please Type or Print)
Address:

(Include Zip Code)
Taxpayer Identification or Social Security Number

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR THE BCI PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer and Consent Solicitation

14,148,518 shares of Broadwing Common Stock
for
the 395,210 outstanding shares of 12 1/2% Series B Junior Exchangeable Preferred Stock
(CUSIP No. 975515 AT4)
of Broadwing Communications Inc.

1.
Delivery of this Consent and Letter of Transmittal and Shares of BCI Preferred Stock; Guaranteed Delivery Procedures.

        This consent and letter of transmittal is to be completed by holders of BCI Preferred Stock either (i) if certificates are to be forwarded pursuant to this consent and letter of transmittal or (ii) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer, Consent Solicitation and Merger—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement. Certificates for all physically tendered shares of BCI Preferred Stock, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed consent and letter of transmittal or facsimile hereof, and any other documents required by this consent and letter of transmittal, must be mailed or delivered to the exchange agent at the address set forth in this consent and letter of transmittal on or prior to 5:00 p.m., New York City time, on the expiration date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

        Holders whose certificates for shares of BCI Preferred Stock are not lost, but are not immediately available or who cannot deliver their certificates and all other required documents to the exchange agent on or prior to the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, may, after the expiration date, tender their shares of BCI Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer, Consent Solicitation and Merger—Guaranteed Delivery" in the prospectus and solicitation statement. Pursuant to such procedures, (1) such tender must be made through an eligible institution (as defined in Instruction 3 below), (2) prior to the expiration date, the exchange agent must receive by facsimile transmission, mail or hand delivery from such eligible institution a properly completed and duly executed consent and letter of transmittal and notice of guaranteed delivery, (A) setting forth the name and address of the holder of BCI Preferred Stock and the number of shares of BCI Preferred Stock tendered, (B) stating that the tender is being made thereby and (C) guaranteeing that within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery, the certificates for all physically- tendered BCI Preferred Stock, in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this consent and letter of transmittal will be deposited by the eligible institution with the exchange agent, and (3) the exchange agent must receive the certificates for all physically-tendered BCI Preferred Stock in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this consent and letter of transmittal, within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery. Guaranteed delivery procedures may not be used prior to the expiration date.

        The method of delivery of this consent and letter of transmittal, the shares of BCI Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If shares of BCI Preferred Stock are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the exchange agent prior to 5:00 P.M., New York City time, on the expiration date. No shares of BCI Preferred Stock, consent and letter of transmittal or other required documents should be sent to us.

        All questions as to the validity, form, eligibility, time of receipt and withdrawal and acceptance for exchange of the tendered BCI Preferred Stock will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all shares of BCI Preferred Stock not properly tendered or any shares of BCI Preferred Stock which, if accepted, would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any conditions of the exchange offer and consent solicitation or any defect or irregularity in the tender of any particular shares of BCI Preferred Stock.

See "The Exchange Offer, Consent Solicitation and Merger" in the prospectus and solicitation statement.

2.
Partial Tenders (not applicable to holders who tender by book-entry transfer).

        If holders wish to tender and consent with respect to less than the total number of shares evidenced by any certificate submitted, such holders must fill in the number of shares that is to be tendered in the table above entitled "Description of Certificates" under the column heading "Number of Shares Represented by Certificates Tendered." In the case of a partial tender of BCI Preferred Stock, as soon as practicable after the consummation of the exchange offer and consent solicitation, new certificates for the remainder of the BCI Preferred Stock that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this consent and letter of transmittal. The number of shares represented by the BCI Preferred Stock certificates delivered to the exchange agent will be deemed to have been tendered, and the tendering holder will be deemed to have consented to the proposed amendments to the certificate of designation.

3.
Signatures on this Consent and Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures.

        If this consent and letter of transmittal is signed by the registered holder of the BCI Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered shares of BCI Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this consent and letter of transmittal.

        If any tendered shares of BCI Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this consent and letter of transmittal as there are different registrations of certificates.

        When this consent and letter of transmittal is signed by the registered holder or holders of the BCI Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, any untendered shares of BCI Preferred Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required. Signatures on such certificate(s) must be guaranteed by an eligible institution.

        If this consent and letter of transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such consent must be executed on behalf of a holder of record by such holders' authorized proxy or attorney in fact, and such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an eligible institution.

        If this consent and letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by us, proper evidence satisfactory to us of their authority to so act must be submitted.

        Endorsements on certificates for shares of BCI Preferred Stock or signatures on stock powers required by this Instruction 3 must be made through a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "eligible institution").

        Signatures on this consent and letter of transmittal need not be guaranteed by an eligible institution, provided the shares of BCI Preferred Stock are tendered: (1) by a registered holder of BCI Preferred Stock (which term, for purposes of the exchange offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such BCI Preferred Stock) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this consent and letter of transmittal or (2) for the account of an eligible institution.

4.
Special Issuance and Delivery Instructions.

        Tendering holders of BCI Preferred Stock should indicate in the applicable box the name and address to which (1) Broadwing Common Stock issued pursuant to the exchange offer and consent solicitation is to be issued or sent if different from the name or address of the person signing this consent and letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering shares of BCI Preferred Stock by book-entry transfer may request that shares of BCI Preferred Stock not exchanged be credited to such account maintained at the DTC as such holder may designate hereon. If no such instructions are given, such shares of BCI Preferred Stock not exchanged will be returned to the name and address of the person signing this consent and letter of transmittal.

5.
Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering holder whose shares of BCI Preferred Stock are accepted for exchange must provide us (as payor), or the paying agent designated by us to act on our behalf, with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. In addition, delivery to such tendering holder of Broadwing Common Stock may result in backup withholding in an amount equal to 30% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of BCI Preferred Stock (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements.

        To prevent backup withholding, each tendering holder of BCI Preferred Stock must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of BCI Preferred Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the exchange agent a completed Form W-8BEN, Certificate of Foreign Status. This form may be obtained from the exchange agent. If the shares of BCI Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a

TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Please note that checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to us within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to us.

6.
Transfer Taxes.

        We will pay all transfer taxes, if any, applicable to the transfer of BCI Preferred Stock to us or our order pursuant to the exchange offer. If, however, Broadwing Common Stock and/or substitute shares of BCI Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of BCI Preferred Stock tendered pursuant to this consent and letter of transmittal, or if tendered shares of BCI Preferred Stock are registered in the name of any person other than the person signing this consent and letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of BCI Preferred Stock to us or our order pursuant to the exchange offer, the amount of any such transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the shares of BCI Preferred Stock specified in this consent and letter of transmittal.

7.
Waiver of Conditions.

        We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus and solicitation statement, except the minimum tender and registration statement effectiveness conditions.

8.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of BCI Preferred Stock, by execution of this consent and letter of transmittal, shall waive any right to receive notice of the acceptance of their shares of BCI Preferred Stock for exchange.

        Neither we, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of BCI Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9.
Mutilated, Lost, Stolen or Destroyed Existing Notes.

        Any holder whose certificates representing shares of BCI Preferred Stock have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

10.
Withdrawal Rights and Revocation of Consents.

        Tenders of shares of BCI Preferred Stock may be withdrawn at any time prior to the expiration date. The valid withdrawal of tendered shares of BCI Preferred Stock prior to the expiration date will be deemed to be a revocation with respect to such shares of BCI Preferred Stock and of the consent to the proposed amendments to the certificate of designation. Withdrawal will not be permitted after the expiration date.

        For a withdrawal of a tender of shares of BCI Preferred Stock to be effective, a written notice of withdrawal must be received by the exchange agent at the address set forth above prior to the expiration date. Any such notice of withdrawal must (1) specify the name of the person having tendered the shares of BCI Preferred Stock to be withdrawn, (2) identify the shares of BCI Preferred

Stock to be withdrawn, (3) in the case of shares of BCI Preferred Stock tendered by book-entry transfer, specify the number of the account at DTC from which the shares of BCI Preferred Stock were tendered and specify the name and number of the account at DTC to be credited with the withdrawn shares of BCI Preferred Stock and otherwise comply with the procedures of such facility, (4) contain a statement that such holder is withdrawing its election to have such shares of BCI Preferred Stock exchanged for Broadwing Common Stock, (5) be signed by the holder in the same manner as the original signature on the consent and letter of transmittal by which such shares of BCI Preferred Stock were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the shares of BCI Preferred Stock register the transfer of such shares of BCI Preferred Stock in the name of the person withdrawing the tender and (6) specify the name in which such shares of BCI Preferred Stock are registered, if different from the person who tendered such shares of BCI Preferred Stock. All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by us, whose determination shall be final and binding on all parties. Any shares of BCI Preferred Stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer and consent solicitation, and no Broadwing Common Stock will be issued with respect thereto unless the shares of BCI Preferred Stock so withdrawn are validly retendered. Any shares of BCI Preferred Stock that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering holder thereof without cost to such holder or, in the case of shares of BCI Preferred Stock tendered by book-entry transfer into the exchange agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer, Consent Solicitation and Merger—Procedure for Tendering and Consenting" section of the prospectus and solicitation statement, such shares of BCI Preferred Stock will be credited to an account maintained with DTC for the BCI Preferred Stock, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn shares of BCI Preferred Stock may be retendered by following the procedures described above at any time on or prior to the expiration date. After the expiration date, consents to the proposed amendments to the certificate of designation may not be revoked, and tendered shares of BCI Preferred Stock may not be withdrawn.

11.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and solicitation statement and this consent and letter of transmittal, and requests for notices of guaranteed delivery and other related documents may be directed to the exchange agent or dealer manager and solicitation agent, at the addresses and telephone numbers indicated herein.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR'S NAME: Fifth Third Bank, as Paying Agent

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN TIN: THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: Social Security Number or Employer Identification Number

Part 2 — TIN Applied for

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me):

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3) any other information provided in this form is true and correct.
	Signature	Date

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate International Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me will be withheld until I provide a number.

Signature	Date

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

        Facsimile copies of this consent and letter of transmittal, properly completed and duly executed, will be accepted. The consent and letter of transmittal, certificates for BCI Preferred Stock and any other required documents should be sent or delivered by each holder of BCI Preferred Stock or his or her broker, dealer, commercial bank, trust company or other nominee to the exchange agent at its address set forth below:

The Exchange Agent for the exchange offer and consent solicitation is:

The Bank of New York

Reorganization Department, 7e
Attention: Diane Amoroso
101 Barclay Street
New York, New York 10286

Telephone: (212) 815-3738
Facsimile: (212) 298-1915

        Questions or requests for assistance or additional copies of the prospectus and solicitation statement or this consent and letter of transmittal may be directed to the dealer manager and solicitation agent at the address and telephone number set forth below. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer and consent solicitation.

The Dealer Manager and Solicitation Agent for the exchange offer and consent solicitation is:

LEHMAN BROTHERS

Liability Management Groups
Attention: Darrell Chiang
745 Seventh Avenue
New York, New York 10019

Toll Free: (800) 438-3242
Collect: (212) 528-7581

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DESCRIPTION OF CERTIFICATES
NOTE: SIGNATURE MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
(Please Complete Accompanying Substitute Form W-9 Herein. See Instruction 5.)
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.